SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 11, 2005

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. Other Events.

     On May 5, 2005, GE Dealer Floorplan Master Note Trust issued $1,190,000,000 Class A Series 2005-1 Asset Backed Notes, $37,600,000 Class B Series 2005-1 Asset Backed Notes and $22,400,000 Class C Series 2005-1 Asset Backed Notes described in a Series 2005-1 Prospectus Supplement dated April 26, 2005 to a Prospectus dated April 26, 2005 (collectively, the “Notes”).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Document Description
(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 5.1 Opinion of Mayer, Brown, Rowe & Maw as to legality

Exhibit 23.1 Consent of Mayer, Brown, Rowe & Maw (included in exhibit 5.1 hereof)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)
Dated: May 11, 2005	By:	/s/ Michael Cipolla
		Name:	Michael Cipolla
		Title:	Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant)
	By:	CDF FUNDING, INC.

Dated: May 11, 2005	By:	/s/ Michael Cipolla
		Name:	Michael Cipolla
		Title:	Vice President

CDF FINANCING, L.L.C., (Co-Registrant)
Dated: May 11, 2005	By:	/s/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant)
	By:	CDF FINANCING, L.L.C.

Dated: May 11, 2005	By:	/s/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager